EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarter Report of BARREL ENERGY, Inc. on Form 10-K for the period ended September 30, 2018 as filed with the Securities and Exchange Commission (the “Report”) Gurm Sangha, Chief Executive Officer and Chief Financial Officer of the Company, does hereby certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: February 27, 2019	By:	/s/ Craig Alford
Craig Alford
Chief Executive Officer